UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1200E Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Bank of America Warehousing Agreement Amendment

On April 30, 2015, Walker & Dunlop, LLC, an operating subsidiary of Walker & Dunlop, Inc. (the “Company”), entered into a Ninth Amendment to Warehousing Credit and Security Agreement (the “Amendment”) with Bank of America, N.A., as credit agent and lender (“Bank of America”). The Amendment amends that certain Warehousing Credit and Security Agreement, dated as of September 4, 2012, by and among Walker & Dunlop, LLC, Bank of America and the lenders party thereto (as amended from time to time, the “Warehousing Agreement”).

The Amendment, among other things, permits Walker & Dunlop, LLC to: (i) warehouse mortgage loans that have been closed, or will be closed, and funded from unencumbered funds of Walker & Dunlop, LLC, (ii) warehouse existing Federal Housing Administration construction and permanent mortgage loans, the terms of which have been modified to reduce the applicable interest rate and the monthly payments of principal and interest, pursuant to terms reviewed and approved by the Department of Housing and Urban Development, and (iii) warehouse multifamily loans sold to Freddie Mac pursuant to Freddie Mac’s Direct Purchase of Tax Exempt Loan program, in each case on the terms and conditions set forth in the Amendment. The Amendment also contains customary representations and warranties of Walker & Dunlop, LLC.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Bank of America and its affiliates have various relationships with the Company involving the provision of financial services, including other credit facilities with the Company and its affiliates, cash management, investment banking, trust and other services.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Ninth Amendment to Warehousing Credit and Security Agreement, dated as of April 30, 2015, by and between Walker & Dunlop, LLC, as borrower, and Bank of America, N.A., as credit agent and lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALKER & DUNLOP, INC. (Registrant)

Date: May 4, 2015	By:	/s/ Stephen P. Theobald
	Name:	Stephen P. Theobald
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Ninth Amendment to Warehousing Credit and Security Agreement, dated as of April 30, 2015, by and between Walker & Dunlop, LLC, as borrower, and Bank of America, N.A., as credit agent and lender.